EXHIBIT A

                          BA MASTER CREDIT CARD TRUST

                     BANK OF AMERICA NATIONAL ASSOCIATION
                           (Transferor and Servicer)

                            UNDERWRITING AGREEMENT
                               (Standard Terms)


                                                                 July 12, 1996




      This Underwriting Agreement (Standard Terms) (this "Agreement") is
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attached to and incorporated by reference into a certain Terms Agreement (the
"Terms Agreement") between Bank of America National Association (the "Bank")
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and the "Representative" referred to therein.  This Agreement together with the Terms Agreement provide for, among other things, the terms of the initial issuance and sale of the "Certificates" (as defined below). References herein to this Agreement shall include the Terms Agreement unless the context clearly indicates otherwise.

      The Bank proposes to cause the BA Master Credit Card Trust (the
"Trust") to issue the asset backed certificates designated in the Terms
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Agreement (the "Certificates").  The Certificates will be issued pursuant to
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a Pooling and Servicing Agreement dated as of July 19, 1996 between the Bank, as Transferor and Servicer, and First Bank National Association, as trustee (the "Trustee") (as amended from time to time, the "Pooling and Servicing
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Agreement"), as supplemented by the Series Supplement described in the Terms
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Agreement between the Bank, as Transferor and Servicer, and the Trustee (as
amended from time to time, the "Supplement").  As specified in the Terms
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Agreement, the Certificates may be sold in a public offering by the Trust through an underwriter designated in the Terms Agreement, as sole underwriter, or through certain underwriters listed on Schedule I to the
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Terms Agreement, one or more of which may act as representative of such underwriters (any underwriter through which Certificates are sold shall be referred to herein as an "Underwriter"; all such Underwriters shall be
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referred to herein collectively as the "Underwriters"; and any Underwriter
                                        ------------
acting as sole Underwriter of the Certificates or any representatives of a group of Underwriters shall be referred to herein as a "Representative").
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Any Series of asset backed certificates issued pursuant to the Pooling and
Servicing Agreement may include the benefits of a letter of credit, subordination arrangement, surety bond, insurance policy, cash collateral account, cash collateral guaranty, collateral interest, guaranteed rate agreement, maturity liquidity facility, interest rate cap agreement, interest rate swap agreement, spread account, reserve account or other contract or agreement for the benefit of the certificate holders of such Series ("Credit
                                                                      ------
Enhancement").  Any Credit Enhancement applicable to the Certificates is
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

specified in the Terms Agreement and, if applicable, an agreement or contract (the "Credit Enhancement Agreement") may be entered into by the
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provider of such Credit Enhancement (the "Credit Enhancement Provider") and
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the other parties thereto, as specified in the Terms Agreement.  Each
Certificate will represent an undivided ownership interest in the assets of the Trust. The assets of the Trust include, among other things, certain amounts due on a pool of MasterCard(R) and VISA(R) revolving credit card accounts owned by the Bank (the "Receivables"), proceeds of credit insurance policies
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relating to the Receivables and, with respect to any Series or Class of asset backed certificates, the benefit of the Credit Enhancement, if any, for such Series or Class. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Pooling and Servicing Agreement, as supplemented by the Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Pooling and Servicing Agreement, each capitalized term used or defined herein or in the Terms Agreement shall relate only to the Certificates and to no other Series of asset backed certificates issued by the Trust.

      The Bank has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the
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Securities Act of 1933, as amended, and the rules and regulations of the
Commission thereunder (collectively, the "Act"), a shelf registration
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statement on Form S-3 (having the registration number stated in the Terms
Agreement), including a form of prospectus, relating to the Certificates.
The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of the Terms Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as most recently amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is referred to in this Agreement as the "Registration Statement". The Bank
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proposes to file with the Commission pursuant to Rule 424(b) ("Rule 424(b)")
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under the Act a supplement (the "Prospectus Supplement") to the prospectus
                                 ---------------------
included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereunder referred to as the "Base Prospectus") relating to the Certificates and the method of
           ---------------
distribution thereof. The Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the "Prospectus".
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      Upon the execution of the Terms Agreement, the Bank agrees with the
Underwriters as follows:

            1. Subject to the terms and conditions herein set forth and in the Terms Agreement, the Bank agrees to cause the Trust to sell and deliver the Certificates to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties

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

herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Trust the respective principal amount of Certificates set forth opposite such Underwriter's name in the Terms Agreement. The Certificates are to be purchased by the Underwriters at the purchase price set forth in the Terms Agreement.


            2. The Bank understands that the Underwriters intend (i) to make a public offering of their respective portions of the Certificates as soon after this Agreement has become effective as in the judgment of the Representative is advisable and (ii) initially to offer the Certificates upon the terms set forth in the Prospectus.

            3. Unless otherwise provided in the Terms Agreement, payment for the Certificates shall be made to the Bank or to its order by wire transfer of same day funds, at 7:30 a.m., West Coast time, on the Closing
Date (as hereinafter defined), or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Bank may agree upon in writing. The time and date of such payment for the Certificates are referred to herein as the "Closing Date";
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and delivery of the Certificates against such payment on the Closing
Date shall take place at the office of Orrick, Herrington & Sutcliffe in San Francisco, California, at 7:30 a.m., West Coast time. As used herein, the term "Business Day" means any day other than a day on which banks are
      ------------
permitted or required to be closed in New York, New York or San Francisco, California.

      Unless otherwise provided in the Terms Agreement, payment for the Certificates shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Certificates registered in the name of Cede & Co. as nominee of The Depository Trust Company and in such denominations as the Representative shall request in writing not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Certificates duly paid by the Bank. Unless otherwise provided in the Terms Agreement, the global certificates representing the Certificates will be made available for inspection by the Representative at the above office of Orrick, Herrington & Sutcliffe not later than 1:00 P.M., West Coast time, on the Business Day prior to the Closing Date.

            4. Upon the execution of the Terms Agreement, the Bank represents and warrants to each Underwriter that:

                  (a) The Registration Statement on Form S-3 (having the registration number set forth in the Terms Agreement), including the Prospectus and such amendments thereto as may have been made on or prior to the date of the Terms Agreement, relating to the Certificates, has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use of a shelf registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Bank and the Registration Statement.

                  (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Bank, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and
                                                            ---------
      Regulations"), and did not include any untrue statement of a material
      -----------
      fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and on the date of the Terms Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) such documents will conform in all respects to the requirements of the Act and the Rules and Regulations, and on the Closing Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include on the date of the Terms Agreement and on the Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not
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      apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Bank in writing by such Underwriter through the Representative expressly for use therein.

                  (c) As of the Closing Date, the representations and warranties of the Bank, as Transferor and Servicer, in the Pooling and Servicing Agreement, as supplemented by the Supplement, will be true and correct.

                  (d) The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Bank and its subsidiaries taken as a whole.

                  (e) The Certificates have been duly authorized, and, when issued and delivered pursuant to the Pooling and Servicing Agreement and the Supplement, duly authenticated by the Trustee and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the Pooling and Servicing Agreement and the Supplement; each of the Pooling and Servicing Agreement, the Supplement and this Agreement have been duly authorized by the Bank and, when executed and delivered by the Bank, as Transferor and Servicer, and the Trustee (in the case of the Pooling and Servicing Agreement and the Supplement), each of the Pooling and Servicing Agreement, the Supplement and this Agreement will constitute a valid and binding agreement of the Bank; the Certificates, the Pooling and Servicing Agreement and the Supplement conform to the descriptions thereof in the Prospectus in all material respects; and, if applicable, the Credit Enhancement Agreement has been duly authorized by the Bank, and, when executed by the Credit Enhancement Provider and the other parties thereto, the Credit Enhancement Agreement will constitute a valid and binding agreement of the Bank, and the Credit Enhancement and the Credit Enhancement Agreement conform to the descriptions thereof in the Prospectus in all material respects.

                  (f) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required to be obtained or made by the Bank for the consummation of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Supplement and any Credit Enhancement Agreement except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the Trust's interest in the Receivables.

                  (g) The Bank is not in violation of its Articles of Association or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties is bound which would have a material adverse effect on the transactions contemplated herein, in the Terms Agreement or in the Pooling and Servicing Agreement and the Supplement. The execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Supplement and any Credit Enhancement Agreement, and the issuance and sale of the Certificates and compliance with the terms and provisions hereof and thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or (other than the Lien of the Pooling and Servicing Agreement) result in the creation or imposition of any Lien under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Bank or any of its properties or any agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the properties of the Bank is subject, or the Articles of Association or By-laws of the Bank; and the Bank has full power and authority to authorize, issue and sell the Certificates as contemplated by this Agreement and to enter into this Agreement, the Pooling and Servicing Agreement, the Supplement and any Credit Enhancement Agreement.

                  (h) Other than as set forth or contemplated in the Prospectus as in effect on the date of execution of the Terms Agreement, there are no legal or governmental proceedings or investigations pending or, to the knowledge of the Bank, threatened to which the Bank is or may be a party or to which any property of the Bank is or may be the subject (A) asserting the invalidity of the Pooling and Servicing Agreement, the Supplement, this Agreement, the

      Certificates, or any Credit Enhancement Agreement or Credit Enhancement, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, the Supplement, this Agreement or any Credit Enhancement Agreement, (C) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and adversely affect the performance by the Bank of its obligations under the Pooling and Servicing Agreement, the Supplement, this Agreement or any Credit Enhancement Agreement, (D) seeking any determination or ruling that would materially and adversely affect validity or enforceability of the Pooling and Servicing Agreement, the Supplement, this Agreement, the Certificates or any Credit Enhancement Agreement or Credit Enhancement, or (E) seeking to affect adversely the income tax attributes of the Trust, as described in the Prospectus under the heading "Federal Income Tax Considerations"; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Base Prospectus which are not filed or described as required.

                  (i) This Agreement has been duly authorized, executed and delivered by the Bank.

      5. Upon the execution of the Terms Agreement, the Bank covenants and agrees with the several Underwriters that:

                  (a) Immediately following the execution of the Terms Agreement, the Bank will prepare a Prospectus Supplement setting forth the amount of Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Certificates are to be purchased by the Underwriters, the initial public offering price (if applicable), the selling concessions and allowances and such other information as the Bank deems appropriate. The Bank will transmit the Prospectus including such Prospectus Supplement to the Commission pursuant to Rule 424(b) within the time period prescribed by Rule 424(b) and by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b).

                  (b) The Bank will deliver, at the expense of the Bank, to the Representative, two signed copies of the Registration Statement and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph (e) below, to each of the
                              -------------
      Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request.

                  (c) Before filing any amendment or supplement to the Registration Statement or the Prospectus relating to the Certificates, the Bank will furnish to the Representative a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representative reasonably objects.

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

                   (d) The Bank will advise the Representative promptly, and will confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Bank of any notification with respect to any suspension of the qualification of the Certificates for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (e) The Bank will, if during such period of time after the first date of the public offering of the Certificates as in the opinion of counsel for the Underwriters a Prospectus relating to the Certificates is required by law to be delivered in connection with sales by an Underwriter or dealer, (i) any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or (ii) it is necessary to amend or supplement the Prospectus to comply with the law, forthwith prepare and furnish, at the expense of the Bank, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Bank) to which Certificates may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with the law. The Bank will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Act, as filed with the Commission.

                  (f) The Bank will arrange for the qualification of the Certificates for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the Certificates and will pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Certificates for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that the Bank shall
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      not be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided, further, that the Bank
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      shall not be required to file a general consent to service of process in any jurisdiction.

                  (g) As soon as practicable, but not later than the Availability Date (as hereinafter defined), the Bank will cause the Trust to make generally available to Certificateholders and to the Representative as soon as practicable an earnings statement with respect to the Trust covering a period of at least twelve months beginning after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the
                           -----------------
      end of the fourth fiscal quarter following the fiscal quarter that includes the effective date of the Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Bank's fiscal year, "Availability Date" means the 90th day after the end of such
             -----------------
      fourth fiscal quarter.

                  (h) So long as any of the Certificates are outstanding, the Bank will furnish to the Representative copies of all reports or other communications (financial or other) furnished to holders of the Certificates and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

                  (i) For a period from the date of this Agreement until the retirement of the Certificates the Bank, as Servicer, will furnish to the Representative copies of each certificate and report delivered to the Trustee or the holders of the Certificates (including the annual Servicer's certificate and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to
      Article III of the Pooling and Servicing Agreement), by first class mail as soon as practicable after such statements and reports are furnished to the Trustee or the holders of the Certificates.

                  (j) During the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, the Bank will not offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Bank which are substantially similar to the Certificates without the prior written consent of the Representative.

                  (k)    The Bank will cause the Certificates to be
      registered in a timely manner pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent required by the
                                ------------
      Exchange Act or in order to permit the Certificates (or any Class thereof) to be eligible for purchase by employee benefit plan investors.

                  (l) To the extent, if any, that the rating provided with respect to the Certificates by the rating agency or rating agencies rating the Certificates (the "Rating Agency") is conditional upon the
                                    -------------
      furnishing of documents or the taking of any other action by the Bank agreed upon on or prior to the Closing Date, the Bank shall furnish such documents and take any such other action.

                  (m) So long as any Certificates are outstanding, the Bank will cause to be delivered to the Representative copies of each Opinion of Counsel delivered to the Trustee or any Rating Agency by counsel to the Bank pursuant to the Pooling and Servicing Agreement or the Supplement at the time such opinion is delivered.

            6. The Bank will pay all costs and expenses incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Certificates, (ii) incident to the preparation, printing (including word processing and duplication costs) and filing under the Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto),
(iii) related to any filing with the National Association of Securities Dealers, Inc. required to be made by the Underwriters in connection with the offering of the Certificates, (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Pooling and Servicing Agreement, the Supplement, any Credit Enhancement Agreement and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus as herein provided, (v) constituting the fees and disbursements of the Bank's counsel and accountants, (vi) constituting the fees of The Depository Trust Company in connection with the book-entry registration of the Certificates, (vii) constituting the fees and disbursements of the Trustee and its counsel, and
(viii) payable to the Rating Agency in connection with the rating of the Certificates, except that the Underwriters agree to reimburse the Bank for an amount specified in the applicable Terms Agreement on the Closing Date for application toward such expenses.

      7. The several obligations of the Underwriters hereunder are subject to the performance by the Bank of its obligations hereunder and under the Terms Agreement and to the following additional conditions:

                  (a) On or prior to the date of this Agreement, the Representative shall have received a letter, dated the date of the Terms Agreement, of Ernst & Young (or such other independent accountants as shall be named in the Terms Agreement) confirming that they are independent public accountants within the meaning of the Act and the applicable Rules and Regulations thereunder and substantially in the form heretofore agreed and otherwise in form and in substance satisfactory to the Underwriters and Underwriters' counsel.

                  (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a) of this Agreement; and, as of the Closing
                      ------------
      Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the satisfaction of the Representative.

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

                  (c) The representations and warranties of the Bank contained herein are true and correct as of the Closing Date and the Bank shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder and under the Terms Agreement at or prior to the Closing Date.

                  (d) The Representative shall have received an opinion of Andrea B. Sudmann, counsel for the Bank (provided that the Terms Agreement may set forth the name of other counsel who shall deliver such opinion), dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, to the effect that:

                        (i) the Bank is a national banking association formed under the laws of the United States of America and is authorized to transact the business of banking, including to own its assets and to transact its business as described in the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own and service the Accounts and the Receivables;

                        (ii) the Bank has the power and authority to execute and deliver this Agreement, the applicable Credit Enhancement Agreement, if any, the Pooling and Servicing Agreement and the Supplement and to consummate the transactions contemplated herein and therein;

                        (iii) the Certificates have been duly authorized, executed and, when authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement and delivered and paid for pursuant to this Agreement, will be duly and validly issued and outstanding;

                        (iv) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Bank of the transactions contemplated herein, the Terms Agreement, the Pooling and Servicing Agreement, the Supplement or the applicable Credit Enhancement Agreement, except for such consents, approvals, orders or filings as may be required under federal or state securities laws and except for such filings as may be required to perfect interests in the Receivables pursuant to the Pooling and Servicing Agreement, the Supplement and the applicable Credit Enhancement Agreement;

                        (v)    none of the execution, delivery and
            performance by the Bank of its obligations under this Agreement, the Pooling and Servicing Agreement, the Supplement or the applicable Credit Enhancement Agreement, the transfer of the Receivables to the Trust, the issuance and sale of the Certificates, or the consummation of any other of the transactions contemplated herein, in the Supplement, the Pooling and Servicing Agreement or the applicable Credit Enhancement

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

            Agreement, will conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Articles of Association or Bylaws of the Bank, or any rule, order, statute or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank or the terms of any material indenture or other material agreement or instrument known to such counsel to which the Bank is a party or by which it or its properties are bound;

                        (vi) to the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened before any court, administrative agency or other tribunal (x) asserting the invalidity of this Agreement, the Terms Agreement, the Supplement, the Pooling and Servicing Agreement, the applicable Credit Enhancement Agreement, the Credit Enhancement or the Certificates, (y) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Supplement, the Pooling and Servicing Agreement, the applicable Credit Enhancement Agreement, the Credit Enhancement or the Certificates, which might materially and adversely affect the performance by the Bank of its obligations under, or the validity or enforceability of, this Agreement, the Supplement, the Pooling and Servicing Agreement, the applicable Credit Enhancement Agreement, the Credit Enhancement or the Certificates or (z) seeking adversely to affect the federal income tax attributes of the Certificates as described in the Base Prospectus under the headings "Prospectus Summary -- Tax Status" and "Federal Income Tax Consequences" and in the Prospectus Supplement under the heading "Summary of Terms -- Tax Status"; and

                        (vii) each of this Agreement, the Pooling and Servicing Agreement, the Supplement, the Certificates and the applicable Credit Enhancement Agreement has been duly authorized, executed and delivered by the Bank.

                  (e) The Representative shall have received an opinion of Orrick, Herrington & Sutcliffe, special counsel for the Bank (provided that the Terms Agreement may set forth the name of other counsel who shall deliver such opinion), dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, to the effect that:

                        (i) each of this Agreement, the Pooling and Servicing Agreement, the Supplement and the applicable Credit Enhancement Agreement constitutes, the legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, qualified as to (x) limitations imposed by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, arrangement or other laws relating to or affecting the rights of creditors generally or the rights of creditors of national banking associations, (y) general principles of equity, including without limitation the availability of specific performance, regardless of whether such enforceability is considered in a proceeding in equity or at law and (z) rights to indemnification and contribution which may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy;

                        (ii)   the Certificates, when executed and
            authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement and delivered to and paid for by the Underwriters pursuant to this Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement and the Supplement;

                        (iii)  the Registration Statement has become
            effective under the Act and the Prospectus has been filed with the Commission, pursuant to Rule 424(b) promulgated under the Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and the Registration Statement and the Prospectus (other than the financial and statistical information therein as to which such counsel express no opinion), as of their respective effective date or date of issuance, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                        (iv) this Agreement, the Pooling and Servicing Agreement, the Supplement, and the Certificates and, if provided in the Terms Agreement, the applicable Credit Enhancement Agreement and Credit Enhancement, if any, conform in all material respects to the descriptions thereof contained in the Prospectus;

                  (v) each of the Pooling and Servicing Agreement and the Supplement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not now, and immediately following the sale of the Certificates pursuant to this Agreement will not be, required to be registered under the Investment Company Act of 1940, as amended;

                        (vi) for federal income tax purposes (i) the Certificates will not constitute an ownership interest in the Receivables but will properly be characterized as debt, (ii) any entity constituted by the Trust will not be an association taxable as a corporation or publicly traded partnership treated as a corporation, and (iii) the issuance of the Certificates (x) will not adversely affect the federal income tax characterization as debt of any issued and outstanding Series of certificates issued by the Trust, (y) will not cause the Trust to be deemed to be an association taxable as a corporation or publicly traded partnership treated as a corporation and (z) will not cause or constitute an event in which gain or loss would be recognized by any holder of a Certificate of any outstanding Series or Class that were characterized as debt at the time of their issuance;

                  (vii) the statements in the Base Prospectus under the headings "Certain Legal Aspects of the Receivables", "Federal Income Tax Consequences" and "ERISA Considerations", to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

      Such counsel also shall state that they have participated in conferences with representatives of the Bank and their accountants, the Underwriters and counsel to the Underwriters concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness or fairness of such statements (except as stated in paragraph (vii) above) and based upon and
                                ---------------
subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment in such opinion with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement or the Prospectus).

                  (f) The Representative shall have received an opinion or opinions of Orrick, Herrington & Sutcliffe, special counsel for the Bank (provided that the Terms Agreement may set forth the name of other counsel who shall deliver such opinion), dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to certain matters relating to the transfer of the Receivables to the Trust and the applicability of certain provisions of the Federal Deposit Insurance Act, as amended by the Financial Institutions, Reform, Recovery and Enforcement Act of 1989 with respect to the effect of receivership of the Bank on such interest in the Receivables and with respect to other related matters. In addition, the Representative shall have received a reliance letter with respect to any opinion that the Bank is required to deliver to the Rating Agency.

                  (g) The Representative shall have received an opinion of Snell & Wilmer, L.L.P. (provided that the Terms Agreement may set forth the name of other counsel who shall deliver such opinion), special counsel to the Bank, in form and substance satisfactory to the Representative and its counsel, which opinion shall include matters relating to the transfer of the Receivables to the Trust and the perfection of the Trust's interest in the Receivables and shall provide that the characterization of the Trust for federal income tax purposes will be determinative of the character of the Trust under the laws of the State of Arizona concerning any tax imposed on or measured by income.

                  (h) The Representative shall have received from Mayer, Brown & Platt (provided that the Terms Agreement may set forth the name of other counsel who shall deliver such opinion), special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, in form and substance satisfactory to the Representative, with respect to the validity of the Certificates, the Registration Statement, the Prospectus and other related matters as the Representative may require, and the Bank shall have furnished to such counsel such documents as such counsel may request for the purpose of enabling them to pass upon such matters.

                  (i) The Representative shall have received a certificate, dated the Closing Date, of a Vice President or more senior officer of the Bank in which such officer, to the best of his or her knowledge after reasonable investigation, shall state that the representations and warranties of the Bank in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Bank has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Terms Agreement at or prior to the Closing Date, that the representations and warranties of the Bank, as Transferor and as Servicer, in the Supplement and in the Pooling and Servicing Agreement are true and correct as of the dates specified in the Supplement and in the Pooling and Servicing Agreement, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission and that, subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (j) The Representative shall have received an opinion of Dorsey & Whitney, counsel to the Trustee (provided that the Terms Agreement may set forth the name of other counsel who shall deliver such opinion), dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, to the effect that:

                        (i) the Trustee is a national banking association formed under the laws of the United States of America and is authorized and qualified to accept the trusts imposed by the Pooling and Servicing Agreement, the Supplement and the applicable Credit Enhancement Agreement and to act as Trustee under the Pooling and Servicing Agreement, the Supplement and the applicable Credit Enhancement Agreement;

                        (ii) each of the Pooling and Servicing Agreement, the Supplement and the applicable Credit Enhancement Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                        (iii)  the Trustee has duly executed and
            authenticated the Certificates on the Closing Date;

                        (iv) the execution and delivery of the Supplement, the Pooling and Servicing Agreement and the applicable Credit Enhancement Agreement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (x) any law or regulation of the United States of America governing the banking or trust powers of the Trustee, or (y) the charter or by-laws of the Trustee; and

                        (v) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement, the Supplement and the applicable Credit Enhancement Agreement or the performance by the Trustee thereunder.

                  (k) The Representative shall have received reliance letters, if applicable, with respect to any opinions delivered to the Bank by foreign counsel of the Credit Enhancement Provider, if any, which opinions shall include matters relating to (i) the due organization of the Credit Enhancement Provider, (ii) the authorization, execution, delivery and performance by the Credit Enhancement Provider of the Credit Enhancement Agreement and the binding effect of the Credit Enhancement Agreement, and (iii) the enforceability in the foreign jurisdiction in which such Credit Enhancement Provider is located of a judgment obtained under the Credit Enhancement Agreement in a United States federal court or in a court of the State of New York. Such reliance letters shall include all matters that are contained in the opinions of foreign counsel.

                  (l) The Representative shall have received an opinion or opinions of counsel to the Credit Enhancement Provider, if any, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

                        (i) the Credit Enhancement Provider is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to do business in all jurisdictions where the nature of its operations as contemplated in the applicable Credit Enhancement requires such qualification, and has the power and authority (corporate and other) to issue the applicable Credit Enhancement and to perform its obligations under the applicable Credit Enhancement and the applicable Credit Enhancement Agreement;

                        (ii) each of the applicable Credit Enhancement and the applicable Credit Enhancement Agreement have been duly authorized, executed and delivered by the Credit Enhancement Provider, and constitutes the legal, valid and binding obligation of the Credit Enhancement Provider, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, conservatorship, moratorium or other similar laws now or hereafter in effect relating to creditors' rights as such laws would apply in the event of the insolvency, liquidation or reorganization or other similar occurrence with respect to the Credit Enhancement Provider or in the event of any moratorium or similar occurrence effecting the Credit Enhancement Provider;

                  (iii) the execution, delivery and performance by the Credit Enhancement Provider of the applicable Credit Enhancement Agreement and the applicable Credit Enhancement have been duly authorized by all necessary corporate action on the part of the Credit Enhancement Provider, and under present law does not and will not contravene any law or governmental regulation or order presently binding on the Credit Enhancement Provider or the charter or the by-laws of the Credit Enhancement Provider or contravene any provision of or constitute a default under any indenture, contract or other instrument to which the Credit Enhancement Provider is a party or by which the Credit Enhancement Provider is bound;

                        (iv) the execution, delivery and performance by the Credit Enhancement Provider of the applicable Credit Enhancement Agreement and the applicable Credit Enhancement does not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any Federal, state or other governmental agency or authority which has not previously been effected;

                        (v) the applicable Credit Enhancement is not required to be registered with the Commission under the Act; and

                  (vi) if provided in the Terms Agreement, the applicable Credit Enhancement Agreement and Credit Enhancement conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (m)    If requested by a Representative, each
      Representative shall have received a letter, dated the Closing Date, of Ernst & Young or such other independent accountants as shall be named in the Terms Agreement which meets the requirements of subsection (a) of this Section 7.

                  (n) The Representative shall have received evidence satisfactory to it that the Certificates shall be rated in accordance with the Terms Agreement by each Rating Agency.

      The Bank will furnish the Representative, or cause the Representative to be furnished with, such number of conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests.

                  8. (a) The Bank agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act as follows: (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the foregoing indemnity with respect to
                      --------
      any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Certificates if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Bank shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Certificates to such person; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Bank; and (iii) against any and all expenses whatsoever (including, subject to Section 8(c), the fees and
                                        ------------
      disbursements of counsel chosen by the Underwriters) as reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that the Bank will not be
                               --------  -------
      liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to the Bank by such Underwriter specifically for use therein.

                  (a) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Bank, its directors, each of its officers and employees who signed the Registration Statement, and each person, if any, who controls the Bank within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this
                                                      --------------
      Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Bank by such Underwriters through the Representative expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (b) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

            9. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8(a)
                                                               ------------
is for any reason held to be unavailable other than in accordance with its terms, the Bank and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Bank and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount and commissions bear to the initial public offering price of the Certificates (or, if so specified in the Terms Agreement, the proceeds paid to the Bank from the initial public offering of the Certificates) and the Bank is responsible for the balance; provided, however, that no person guilty of
                             --------  -------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Bank, each officer of the Bank who signed the Registration Statement, and each person, if any, who controls the Bank within the meaning of Section 15 of the Act shall have the same rights to contribution as the Bank.

            10. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Bank, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there has occurred any material adverse change in the condition (financial or otherwise), earnings, business or properties of the Bank or BankAmerica Corporation, and their respective subsidiaries, taken as a whole, the effect of which in the reasonable judgement of the Representative materially impairs the investment quality of the Certificates;
(ii) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; or (iv) there shall have occurred any outbreak or material escalation of hostilities in which the United States is involved, and declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impracticable to proceed with completion of the sale and payment for the Certificates on the terms specified in this Agreement, the Supplement and the Prospectus.

            11. If any Underwriter defaults in its obligations to purchase Certificates hereunder and the aggregate principal amount of the Certificates that such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of the Certificates, the non-defaulting Underwriters may make arrangements satisfactory to the Bank for the purchase of the Certificates by other persons, including the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the Certificates that such defaulting Underwriter agreed but failed to purchase. If any Underwriter so defaults and the aggregate principal amount of the Certificates with respect to which such default or defaults occur exceeds 10% of the total principal amount of such Certificates and arrangements satisfactory to the non-defaulting Underwriters and the Bank for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Bank, except as provided in Section 6.
                                                              ---------
Nothing herein will relieve a defaulting Underwriter from liability for its default.

            12.    If for any reason other than as set forth in Section 11
                                                                ----------
the purchase of the Certificates by the Underwriters is not consummated, the Bank shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Sections 5(f) and 6 and the respective obligations of the Bank
            -------------     -
and the Underwriters pursuant to Section 8 shall remain in effect.  If the
                                 ---------
purchase of the Certificates by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clauses (ii), (iii), or (iv) of Section 10, the Bank will reimburse the
- ------------  -----     ----    ----------
Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Certificates.

            13. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative at the address set forth in the Terms Agreement. Notices to the Bank shall be given to it at 1825 E. Buckeye Road, Financial Management 3719, Phoenix, Arizona 85034, Attention: Chief Financial Officer, with a copy to the Assistant General Counsel, Corporate Advisory Group, Office of the General Counsel, 555 California Street, 8th Floor, San Francisco, California 94104.

                  14. (a) Each Underwriter, severally, represents and warrants to the Bank that it has not and will not use any information that constitutes "Computational Materials", as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association dated May 27,
      1994), with respect to the offering of the Certificates.

                  (a) Each Underwriter, severally, represents and warrants to the Bank that it has not and will not use any information that constitutes "ABS Term Sheets", as defined in the commission's No-Action Letter, dated February 17, 1995, addressed to the Public Securities Association, with respect to the offering of the Certificates.

            15. Each Underwriter, severally, represents that, without the prior written consent of the Bank (which consent shall not be unreasonably withheld or delayed), it will not, at any time that such Underwriter is acting as an "underwriter" (as defined in Section 2(11) of the Act) with
                                          -------------
respect to the initial offering of the Certificates, transfer, deposit or otherwise convey any Certificates into a trust or other type of special purpose vehicle that issues securities or other instruments backed in whole or in part by, or that represents interest in, such Certificates.

            16. This Agreement shall become effective upon execution and delivery of the Terms Agreement.

            17. This Agreement shall inure to the benefit of and be binding upon the Bank, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Certificates from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

            18. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

- -21-

                         BA MASTER CREDIT CARD TRUST
                     BANK OF AMERICA NATIONAL ASSOCIATION
                          (Transferor and Servicer)

                     SERIES       [    %] [Floating Rate]
                           ------- ----

                           ASSET BACKED CERTIFICATES

                                TERMS AGREEMENT
                                ---------------

                                                              Dated:
                                                                    ------------
To: Bank of America National Association

Re:   Underwriting Agreement (Standard Terms) dated July 12, 1996 in the form of Exhibit  A attached hereto (the "Underwriting Agreement")
   ----------                       ----------------------


Series Designation: Series 199 -
                              - -

Incorporation by Reference:  The terms and provisions of the Underwriting
- --------------------------
Agreement are hereby incorporated by reference in this Terms Agreement as if set forth in full herein.

Underwriters:
- ------------

      [The Underwriters named on Schedule I attached hereto are the "Underwriters" for the purpose of this Terms Agreement and for the purposes of the Underwriting Agreement. ______________ acts as representative of the Underwriters and is the "Representative" for purposes of the Underwriting Agreement.] [_____________ is the sole "Underwriter" for the purpose of this Terms Agreement and, as such, is the "Underwriter" and "Representative" for purposes of the Underwriting Agreement.]

Terms of the Certificates:
- -------------------------

Initial Invested              Interest                Price to
Amount                        Rate or Formula         Public (1)
- ----------------              ---------------         ----------
[Class  ]                     [Class  ]               [Class  ]

[Class  ]                     [Class  ]               [Class  ]


(1) Plus accrued interest at the applicable rate from               , 199 .
                                                     ---------------     -

Distribution Dates:        ,        ,         and        , commencing
- ------------------ -------- -------- ---------   --------

            , 199 .
- ------------

Certificate Rating[s]:      by
- --------------------- ------  -------------


                  [         by
                   ---------  -------------

Credit Enhancement:
- ------------------


Credit Enhancement Provider:
- ---------------------------


Trustee:    First Bank National Association
- -------


Pooling and Servicing Agreement:
- -------------------------------

      The Pooling and Servicing Agreement dated as of July __, 1996, as amended, between Bank of America National Association (the "Bank"), as
                                                            ----
Transferor and Servicer, and the Trustee.


Supplement:
- ----------


Purchase Price:
- --------------

      The purchase price payable by the Underwriters for the Certificates covered by this Agreement will be the following percentage[s] of the principal amounts to be issued:

                  Per [Class  ] Certificate         %
                                           ---------

                  Per [Class  ] Certificate         %
                                           ---------


Registration Statement:  333-4152
- ----------------------


Underwriting Commissions, Concessions and Discounts:
- ---------------------------------------------------

      The Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the [Class ____] Certificates, shall be as follows:


    Underwriting
    Discounts and              Selling
     Concessions           Concessions                Reallowance
    -------------          -----------                -----------

     [Class  ]   %                %                          %
              ---               --                         --

     [Class  ]   %                %                          %]
              ---               --                         --


[Reimbursement of Expenses:
 -------------------------

      The Underwriters shall reimburse the Bank for an amount not to exceed
$       for application towards expenses.]
 -------


Payment for the Certificates:
- ----------------------------

      The Underwriters agree, severally and not jointly, subject to the terms and provisions of the above referenced Underwriting Agreement which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the above referenced Series of Certificates set forth opposite their names on Schedule I hereto.
                                  ----------


Representations of the Underwriters:
- -----------------------------------

      Each Underwriter represents and agrees that; (w) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; (x) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on; (y) if it is an authorized person under Chapter III of Part 1 of the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02(2) of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in the Prospectus if that person is a kind described either in
Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the
- -------------
Financial Services (Promotion of Unregulated Schemes) Regulations 1991; and
(z) it is a person of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995.

Miscellaneous:  [The opinion required pursuant to [Section 7(e)(iv)] [Section
                                                   ----------------   -------
7(l)(vi)] of the Underwriting Agreement shall include an opinion that the
- --------
Credit Enhancement Agreement and Credit Enhancement for the Certificates conform in all material respects to the descriptions thereof contained in the Prospectus.]

      This Terms Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Bank and the Underwriters in accordance with its terms.

                              Very truly yours,

                              BANK OF AMERICA NATIONAL ASSOCIATION



                              By:______________________________________
                              Name:_____________________________________
                              Title:______________________________________


      The foregoing Terms Agreement (including the Underwriting Agreement incorporated by reference therein) is hereby confirmed and accepted as of the date first written.


[                   ]
 -------------------
 As Representative of the
 Underwriters named in
 Schedule I hereto.
 ----------


By:
   -------------------------
   Name:
   Title:

      [Address]

                                  SCHEDULE I

                                 UNDERWRITERS


$         Principal Amount of Series     [    %] [Floating Rate]    Asset
 ---------                          ----- ----
Backed certificates, [Class  ]

[$        Principal Amount of Series     [    %] [Floating Rate]
  --------                          ----- ----
Asset Backed Certificates, [Class ]]


Underwriter                                           Principal Amount
- -----------                                           ----------------
[Names of Underwriters]                               $



                                                $
                                                 ----------------

                                                $
                                                 ================